UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

March 12, 2021

PORCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 1st Avenue South, Suite 300
Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(855) 767-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	PRCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2021, Joe Hanauer, a director of Porch Group, Inc. (the “Company”), notified the Company of his decision to resign from the Board of Directors of the Company (the “Board”) and the Nominating and Corporate Governance Committee of the Board, in each case effective immediately.

Item 8.01. Other Events.

As of the end of trading on March 12, 2021, the last sales price of the Company’s common stock exceeded $18.00 per share for 20 trading days within the previous 30 trading day period. As a result, the Company is entitled to redeem all of its outstanding warrants to purchase shares of the Company’s common stock that were issued pursuant the Warrant Agreement, dated as of November 21, 2019 (the “Warrant Agreement”), by and between the Company (f/k/a PropTech Acquisition Corporation) and Continental Stock Transfer & Trust Company, as warrant agent, as part of the units sold in the Company’s initial public offering. Private Placement Warrants (as defined in the Warrant Agreement) that are held by the founders of PropTech Acquisition Corporation and their Permitted Transferees (as defined in the Warrant Agreement) are not redeemable.

The Board unanimously approved the redemption of the warrants and the Company intends to deliver notice of redemption pursuant to the Warrant Agreement on March 17, 2021 with a scheduled redemption date of April 16, 2021. Holders of warrants called for redemption may exercise their warrants for cash at any time prior to 5:00 p.m. Eastern Time on such redemption date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Martin L. Heimbigner
	Name:	Martin L. Heimbigner
	Title:	Chief Financial Officer

Date: March 12, 2021